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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report: February 10, 2005
                Date of Earliest Event Reported: February 7, 2005





                             SIGNATURE EYEWEAR, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



        California                   0-23001                     95-3876317
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(State or Other Jurisdiction       (Commission                (I.R.S. Employer
     of Incorporation)             File Number)              Identification No.)



                              498 North Oak Street
                               Inglewood, CA 90302
                    ----------------------------------------
                    (Address of Principal Executive Offices)



                                 (310) 330-2700
                         -------------------------------
                         (Registrant's Telephone Number)



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Signature Eyewear, Inc. (the "Company") entered into a Business Loan Agreement (the "Agreement") dated February 7, 2005 with Home Loan Industrial Bank ("HLIB"). In connection with the Agreement, the Company borrowed $406,000 from HLIB pursuant to a Commercial Promissory Note (the "Note") dated February 7, 2005 which is secured by all the assets of the Company. The Note bears interest at a rate of 12% per year and the principal and interest is due and payable in June 2006. The Company used a portion of the proceeds of the loan from HLIB to pay off existing indebtedness to Home Loan and Investment Company, the parent of HLIB, in the principal amount of $202,000. The Company expects that the balance of the loan will be used for general corporate purposes. The Company may prepay on the Note without premium or penalty. The Company must comply with certain covenants including among others that without the consent of HLIB it may not incur any additional debt, encumber any of its assets, or sell any assets outside the ordinary course of business.






ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

See Item 1.01 of this Current Report on Form 8-K, which is incorporated by reference into this Item 2.03.
















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 9, 2005                       SIGNATURE EYEWEAR, INC.



                                              By: /s/ Michael Prince
                                                  -----------------------
                                                  Michael Prince
                                                  Chief Executive Officer






















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